UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2022

Glatfelter Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-885-2555

(N/A)

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Glatfelter Corporation (the “Company”) held its 2022 Special Meeting of Shareholders (the “2022 Special Meeting”) on November 11, 2022. At the 2022 Special Meeting, the Company’s shareholders voted on the following proposals as approved and recommended by the Board of Directors of the Company (the “Board”) on September 20, 2022:

•

A proposal to amend the Company’s Amended and Restated Bylaws (the “Bylaws”) and the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to implement a majority voting standard for uncontested director elections;

•	A proposal to amend the Articles to eliminate cumulative voting;

•	A proposal to amend the Bylaws to allow the Board to determine the number of authorized directors;

•	A proposal to amend the Bylaws to allow the Board to determine the time and place of the Company’s annual meeting;

•

A proposal to amend the Bylaws to provide for proxy access, allowing eligible shareholders to include their own nominees for director in the Company’s proxy materials along with the Board’s nominees; and

•	A proposal to amend the Bylaws to clarify the Company’s voting standards (collectively, the “Proposals”).

As of the time of the 2022 Special Meeting, shareholder votes, as further described in the Form 8-K filed with the Securities and Exchange Commission on November 16, 2022, were sufficient to approve all proposals presented at the 2022 Special Meeting.

Bylaws

As a result of the shareholders’ approval of the Proposals, effective November 11, 2022, the Company has amended its Bylaws as follows:

•	Section 2.4 was amended to implement a majority voting standard for uncontested director elections.

•	Section 2.5 was added as follows to provide for specific mechanisms by which directors may submit their resignations to the Chair of the Board:

“Any director may resign at any time upon notice given in writing or by electronic transmission to the Chair of the Board, the Chief Executive Officer or the Secretary of the Company; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either be set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered, unless the resignation specifies a later effective date or an effective date determined upon the occurrence of an event or events. Acceptance of such resignation shall not be necessary to make it effective. Unless otherwise provided in the Articles of Incorporation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.”

•

Section 2.1 was revised as follows to allow the Board to determine the number of authorized directors: “The Board of Directors shall consist of at least three (3) persons, however, the size of the Board may be set by resolution of the Board from time to time.”

•	Section 1.1 was amended as follows to allow the Board to determine the time and place of the Company’s annual meeting:

“An annual meeting of the shareholders of Glatfelter Corporation (the “Company”) for the election of directors and the transaction of such other business as may properly come before the meeting in accordance with these Bylaws, the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the Pennsylvania Business Corporation Law of 1988, as amended (the “PBCL”), and other applicable law shall be held on the date (which date shall not be a legal holiday in the place where the meeting is to be held, and if held over the Internet or other electronic technology, which date shall not be a federal holiday) and at the time as shall be designated, from time to time, by (i) resolution of the Board of Directors (the “Board” or the “Board of Directors”) adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time such resolution is presented to the Board of Directors for adoption), (ii) resolution of a duly authorized committee of the Board of Directors, or (iii) the Chair of the Board of Directors, if delegated that authority by a resolution of the Board of Directors adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) and which shall be stated in the notice of meeting. The date and time of the annual meeting may subsequently be changed in the same manner as is required to fix the original date and time of the annual meeting. Any and all references hereafter to these Bylaws to an annual meeting or annual meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.”

•

Section 1.9(c) was amended as follows to provide for proxy access, allowing eligible shareholders to include their own nominees for director in the Company’s proxy materials along with the Board’s nominees:

“The Company shall include in its proxy statement for an annual meeting for the shareholder the name, together with the information required by Section 1.10, of any person nominated for election (a “Shareholder Nominee”) to the board of directors by a shareholder that satisfies, or by a group of no more than twenty (20) shareholders that, collectively, satisfy, the requirements of this Section 1.9 (an “Eligible Shareholder”), and that expressly elects at the time of providing the notice required by this Section 1.9 (the “Nomination Notice”) to have its nominee or nominees included in the Company’s proxy materials pursuant to this Section 1.9.”

•	Section 1.1(c) was amended as follows to clarify the Company’s voting standards:

“(a) Voting on Actions Other Than Director Elections. Whenever any action other than the election of directors is proposed to be taken by vote of the shareholders, except as otherwise expressly required by law, in the Articles of Incorporation or in these Bylaws, it shall be authorized by the affirmative vote of a majority of the votes cast in person or by proxy at the meeting of shareholders by the holders of shares entitled to vote thereon and shall constitute an act of the shareholders.

(b) One Vote Per Share. Except as otherwise provided by the Articles of Incorporation, each shareholder of the Corporation entitled to vote on any matter at any meeting of shareholders shall be entitled to one vote for every such share standing in such shareholder’s name on the record date for the meeting.”

•	Section 6.1 was amended to give effect to the approved voting standards as follows:

“These Bylaws may be amended or repealed and new bylaws may be adopted by the affirmative vote of a majority of the total number of the authorized members of the Board of Directors (whether or not there exist any vacancies in previously authorized directorships at the time a resolution regarding the foregoing proposal is presented to the Board of Directors for adoption) or by the affirmative vote of a majority of the votes cast in person or by proxy at the meeting of shareholders by the holders of shares entitled to vote thereon, as the case may be; provided, however, that new bylaws may not be adopted and these Bylaws may not be amended or repealed in any way that limits indemnification rights, increases the liability of directors or changes the manner or vote required for any such adoption, amendment or repeal, except by the affirmative vote of a majority of the votes cast in person or by proxy at the meeting of shareholders by the holders of shares entitled to vote thereon. In the case of any meeting of shareholders, in order to consider the adoption, amendment or repeal of these Bylaws, written notice shall be given to each shareholder entitled to vote thereat that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of these Bylaws, which notice shall also include, without limitation, the text of any resolution calling for any adoption, amendment or repeal. Notwithstanding the foregoing, any shareholder seeking to bring a proposed amendment to these Bylaws before a meeting of shareholders, must comply with Sections 1.8 and 1.9 of these Bylaws.”

Articles of Incorporation

As a result of the shareholders’ approval of the Proposals, effective November 18, 2022, the Company has amended its Articles as follows:

•	Article VI was amended as described in Appendix A of the Notice of Special Meeting of Shareholders to eliminate cumulative voting in director elections.

•

Article VII, was amended as described in Appendix A and Appendix B, respectively, of the Notice of Special Meeting of Shareholders to provide for the implementation of a majority voting standard for uncontested director elections.

The foregoing summaries of the amendments to the Articles of Incorporation and Bylaws do not purport to be complete and are qualified in their entirety by reference to the Articles of Amendment to the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits. The following exhibits are being filed as part of this Report.

Exhibit number	Description

3.1	Amended and Restated Bylaws of Glatfelter Corporation, as adopted on November 11, 2022.

3.2	Amended and Restated Articles of Incorporation of Glatfelter Corporation, effective November 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

November 17, 2022	By:	/s/ Jill L. Urey
	Name:	Jill L. Urey
	Title:	Vice President, Chief Legal & Compliance Officer and Corporate Secretary